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U. S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2003

MORTON INDUSTRIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	0-13198 (Commission File Number)	38-0811650 (I.R.S. Employer Identification No.)
1021 West Birchwood, Morton, Illinois 61550 (Address of principal executive offices) (Zip Code)

(309-266-7176)
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 5. Other Events

        Morton Industrial Group, Inc. announces that a subsidiary, Mid-Central Plastics, Inc. (d/b/a Morton Custom Plastics) located in West Des Moines, Iowa, will be sold to a management group led by Robert J. Janeczko, President of Morton Custom Plastics.

Exhibit 99.1

Press Release Dated May 30, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTON INDUSTRIAL GROUP, INC.
Date: May 30, 2003	By:	/s/ RODNEY B. HARRISON Rodney B. Harrison Vice President of Finance

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  Item 5. Other Events
SIGNATURES